Exhibit 10.20

                               FIRST AMENDMENT TO
                               SECURITY AGREEMENT



         THIS FIRST AMENDMENT TO SECURITY AGREEMENT, dated as of the ____ day of December, 1996, by and between BRUNSWICK TECHNOLOGIES, INC. (the "Company") and FLEET BANK OF MAINE (the "Secured Party"):

                             W I T N E S S E T H :


         WHEREAS, the Company and the Secured Party entered into a Security Agreement dated as of May 30, 1996 (the "Security Agreement") to secure, among other obligations, those obligations set forth in (i) Section 2 of a certain Loan Agreement (the "Agreement") and (ii) a certain Demand Note in the original principal amount of $1,500,000 (the "Note"), each dated as of May 30, 1996 ; and

         WHEREAS, the Company and the Secured Party have amended the terms of the Agreement and the Note by virtue of amendments thereto dated as of even or recent date pursuant to which the Secured Party has increased the amount of an existing revolving credit facility from $1,500,000 to $2,500,000; and








         WHEREAS, the Company and the Secured Party wish to amend the Security Agreement in accordance with the amendments to the Agreement and Note;

         NOW, THEREFORE, in consideration of the foregoing, the parties agree that the Security Agreement shall be amended as follows:


         1. The term "Secured Obligations" includes the following: (a) the Loan Agreement, as it has been amended to date; (b) the Note, as it has been amended and increased to date; and (c) all other obligations of the Company to the Secured Party, whether presently existing or hereafter arising.

         2. The first recital is deleted in its entirety and the following substituted therefor:

                  WHEREAS, the Secured Party and the Debtor have entered into certain loan transactions pursuant to a Loan Agreement of even or near even date, as amended (as so amended, the "Loan Agreement") between Secured Party as lender and the Debtor as borrower pursuant to which the Debtor has agreed to borrow from the Bank and, subject to the terms and conditions of the Loan Agreement, the Bank agreed to lend to Debtor a total of up to $4,300,000 (the "Loan" or the "Loans"), which Loans will be evidenced by a Term Note or Notes in the aggregate original principal amount of up to $1,800,000 and a Demand Note in the original principal amount of $1,500,000 but modified to reflect an increase in the principal amount thereof to $2,500,000 (referred to collectively, and each individually, together with any and all amendments or modifications thereto, substitutions therefor, and renewals, extensions and rearrangements thereof, the "Note"); and




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         2.       As amended hereby, the terms of the Security Agreement
are hereby ratified and reaffirmed.



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         IN WITNESS WHEREOF,  the undersigned have executed this First Amendment to Security Agreement as of the date first written above.


WITNESS:                                      BRUNSWICK TECHNOLOGIES, INC.


                                              By:
-----------------------------                     ------------------------------
                                              Its:
                                                  ------------------------------


                                              FLEET BANK OF MAINE


                                              By:
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                                              Its:
                                                  ------------------------------




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